Exhibit 11

                        COMPUTATION OF PER SHARE EARNINGS

       The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and six months ended February 28, 1994 and 1993.

     Three months ended February 28, 1994:
     26,388,690 x shares outstanding for  2 days                   52,777,380
     26,389,190 x shares outstanding for 10 days                  263,891,900
     26,314,582 x shares outstanding for 19 days                  499,977,058
     26,077,694 x shares outstanding for 16 days                  417,243,104
     26,066,151 x shares outstanding for 15 days                  390,992,265
     26,054,664 x shares outstanding for 14 days                  364,765,296
     25,907,814 x shares outstanding for 14 days                  362,709,396
                                                                _____________
                                                                2,352,356,399
                                                                           90
                                                                _____________
                                                                   26,137,293
     Six months ended February 28, 1994:
     27,227,108 x shares outstanding for  1 day                    27,227,108
     27,214,570 x shares outstanding for 15 days                  408,218,550
     27,145,448 x shares outstanding for 14 days                  380,036,272
     27,022,276 x shares outstanding for 12 days                  324,267,312
     26,820,618 x shares outstanding for 19 days                  509,591,742
     26,420,208 x shares outstanding for 11 days                  290,622,288
     26,388,690 x shares outstanding for 21 days                  554,162,490
     26,389,190 x shares outstanding for 10 days                  263,891,900
     26,314,582 x shares outstanding for 19 days                  499,977,058
     26,077,694 x shares outstanding for 16 days                  417,243,104
     26,066,151 x shares outstanding for 15 days                  390,992,265
     26,054,664 x shares outstanding for 14 days                  364,765,296
     25,907,814 x shares outstanding for 14 days                  362,709,396
                                                                _____________
                                                                4,793,704,781
                                                                          181
                                                                _____________
                                                                   26,484,557

    Three months ended February 28, 1993:
     27,134,265 x shares outstanding for  3 days                   81,402,795
     27,134,512 x shares outstanding for 14 days                  379,883,168
     27,141,134 x shares outstanding for 17 days                  461,399,278
     27,149,905 x shares outstanding for 25 days                  678,747,625
     27,179,067 x shares outstanding for  4 days                  108,716,268
     27,227,626 x shares outstanding for 15 days                  408,414,390
     27,238,292 x shares outstanding for 12 days                  326,859,504
                                                                _____________
                                                                2,445,423,028
                                                                           90
                                                                _____________
                                                                   27,171,367
     Six months ended February 28, 1993:
     27,133,567 x shares outstanding for 28 days                  759,739,876
     27,133,663 x shares outstanding for 23 days                  624,074,249
     27,134,265 x shares outstanding for 43 days                1,166,773,395
     27,134,512 x shares outstanding for 14 days                  379,883,168
     27,141,134 x shares outstanding for 17 days                  461,399,278
     27,149,905 x shares outstanding for 25 days                  678,747,625
     27,179,067 x shares outstanding for  4 days                  108,716,268
     27,227,626 x shares outstanding for 15 days                  408,414,390
     27,238,292 x shares outstanding for 12 days                  326,859,504
                                                                _____________
                                                                4,914,607,753
                                                                          181
                                                                _____________
                                                                   27,152,529